Finance Expense	12 Months Ended
Dec. 31, 2024
Disclosure Of Finance Expense [Abstract]
Finance expense

12. Finance expense

Finance expense are as follows:

	For the year ended December 31,
	2024	2023	2022
	(EUR thousand)
Interest on debts and borrowings	6,105	3,734	3,363
Financial discounts and other expenses	539	138	102
Interest on lease liabilities	759	581	573
Financial component IAS 19	270	268	118
Foreign currency exchange losses	8,831	23,408	19,136
Derivatives fair value loss	6,191	3,086	5,966
Other fair value adjustments	485	202	582
Total finance expense	23,180	31,417	29,840

Finance expenses include bank interest on the Group’s financial debt (calculated using the effective interest method) and interest on leases about the portion of financial expenses payable matured in the reporting period on the liabilities, recognized in accordance with IFRS 16 - Leases.

Foreign exchange differences are realized and unrealized gains and losses incurred on transactions in currencies other than the functional currency of the Group; the net foreign currency exchange impact, given by the sum of gains and losses, amounted to EUR 9,484 thousand net gain for the year ended December 31, 2024, EUR 9,921 thousand net loss for the year ended December 31, 2023, EUR 859 thousand net gain for the year ended December, 31 2022.

Derivatives revaluation and derivatives devaluation include changes in the fair values of the foreign currency forward contracts that have not been designated as hedge accounting relationships as well as the ineffectiveness of the foreign currency forward contracts designated in a cash flow hedge.